Debt Obligations and Credit Facilities	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Debt Obligations and Credit Facilities
15. DEBT OBLIGATIONS AND CREDIT FACILITIES
We utilize debt and credit facilities primarily for funding acquisitions and significant new business, investment activities and, from time to time, for general corporate purposes. Our debt obligations were as follows:

Facility	Origination Date	Term	December 31, 2020	December 31, 2019
4.50% Senior Notes due 2022	March 10, 2017	5 years	$349,253	$348,616
4.95% Senior Notes due 2029	May 28, 2019	10 years	494,194	493,600
Total Senior Notes			843,447	842,216
5.75% Junior Subordinated Notes due 2040	August 26, 2020	20 years	344,812	—
EGL Revolving Credit Facility	August 16, 2018	5 years	185,000	—
2018 EGL Term Loan Facility	December 27, 2018	3 years	—	348,991
Total debt obligations			$1,373,259	$1,191,207
In 2020, we issued the Junior Subordinated Notes and fully repaid the 2018 EGL Term Loan Facility.
The table below provides a summary of the total interest expense for the years ended December 31, 2020, 2019 and 2018:

	2020	2019	2018
Interest expense on debt obligations	$57,974	$51,245	$25,205
Amortization of debt issuance costs	1,331	953	537
Funds withheld balances and other	3	343	(46)
Total interest expense	$59,308	$52,541	$25,696
Senior Notes
We have issued two series of Senior Notes as shown in the table above. The Senior Notes are effectively subordinated to any of our secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all liabilities of our subsidiaries, including claims of policyholders. The 2022 Senior Notes and the 2029 Senior Notes bear interest at a fixed rate per annum, equal to 4.50% and 4.95%, respectively.
Both series of Senior Notes are rated BBB-. We may repurchase the 2029 Senior Notes at any time prior to three months prior to maturity of the 2029 Senior Notes, subject to the payment of a make-whole premium. After such date, we may repurchase the 2029 Senior Notes at a purchase price equal to 100% of the outstanding principal amount, plus accrued and unpaid interest. We do not have the right to repurchase the 2022 Senior Notes prior to their maturity.
We incurred costs of $2.9 million and $6.8 million in issuing the 2022 and 2029 Senior Notes, respectively. The unamortized costs as of December 31, 2020 were $0.7 million and $5.8 million, respectively.
Junior Subordinated Notes
5.75% Junior Subordinated Notes due 2040
On August 26, 2020, our wholly-owned subsidiary, Enstar Finance LLC ("Enstar Finance") issued the Junior Subordinated Notes in an aggregate principal amount of $350.0 million. The Junior Subordinated Notes bear interest (i) during the initial five-year period ending August 30, 2025, at a fixed rate per annual of 5.75% and (ii) during each five-year reset period thereafter beginning September 1, 2025, at a fixed rate per annum equal to the five-year U.S. treasury rate calculated as of two business days prior to the beginning of such five-year period plus 5.468%.
The Junior Subordinated Notes are rated BB+ and are unsecured junior subordinated obligations of Enstar Finance. The Junior Subordinated Notes are fully and unconditionally guaranteed by us on an unsecured and junior subordinated basis. These debt securities of Enstar Finance are effectively subordinated to the obligations of our other subsidiaries.
Subject to certain requirements and during certain time periods, Enstar Finance may repurchase the Junior Subordinated Notes, in whole or in part, at any time, at a repurchase price equal to at least 100% of the principal amount, plus accrued and unpaid interest.
We incurred costs of $5.2 million in issuing the Junior Subordinated Notes. The unamortized costs as of December 31, 2020 were $5.2 million.
EGL Revolving Credit Facility
On August 16, 2018, we entered into a five-year, unsecured $600.0 million revolving credit agreement. We may request additional commitments under the facility up to an additional $400.0 million, which the existing lenders in their discretion or new lenders may provide, in each case subject to the terms of the agreement. To date, we have not requested any additional commitments under the facility.
As of December 31, 2020, we were permitted to borrow up to an aggregate of $600.0 million under the revolving credit facility. As of December 31, 2020, there was $415.0 million of available unutilized capacity under the facility. Subsequent to December 31, 2020, we borrowed an additional $20.0 million and repaid $30.0 million, increasing the unutilized capacity under the facility to $425.0 million.
We pay interest on loans borrowed under the facility at a per annum rate comprising a reference rate determined based on the type of loan we borrow plus a margin based on the Company's long term senior unsecured debt ratings. The applicable reference rate is adjusted base rate for base rate loans and adjusted LIBOR for LIBOR loans. The applicable margin varies based upon changes to our long term senior unsecured debt ratings assigned by S&P or Fitch. We pay interest quarterly for base rate loans and as frequently as monthly for LIBOR loans, depending on the applicable interest period. We also pay a commitment fee based on the average daily unutilized capacity under the facility. If an event of default occurs, the interest rate may increase and the agent may, and at the request of the required lenders shall, terminate lender commitments and demand early repayment of any outstanding loans borrowed under the facility.
We are subject to business and financial covenants under the revolving credit agreement. Business covenants include limitations on indebtedness and guarantees; liens; mergers, consolidations and other fundamental changes; dispositions; and investments and acquisitions, in each case subject to certain exceptions. Generally, the financial covenants require us to maintain a gearing ratio of consolidated indebtedness to total capitalization of not greater than 0.35 to 1.0 and to maintain a consolidated net worth of not less than the aggregate of (i) $2.3 billion, (ii) 50% of net income available for distribution to our ordinary shareholders at any time after August 16, 2018, and (iii) 50% of the proceeds of any common stock issuance made after August 16, 2018. In addition, we must maintain eligible capital in excess of the enhanced capital requirement imposed on us by the Bermuda Monetary Authority pursuant to the Insurance (Group Supervision) Rules 2011 of Bermuda. We are in compliance with the covenants of the
2018 EGL Term Loan Facility
On December 27, 2018, we entered into and fully utilized a three-year, unsecured $500.0 million term loan. During 2019, we repaid $150.0 million, and during 2020, we repaid the remaining $350.0 million and terminated the facility.
Maturities
As of December 31, 2020, the amount of outstanding debt obligations that will become due in each of the next five years and thereafter was as follows: 2021, $0; 2022, $350.0 million; 2023, $185.0 million; 2024, $0; and thereafter, $850.0 million.
Letters of Credit
We utilize unsecured and secured letters of credit to support certain of our (re)insurance performance obligations.
$275.0 million Funds at Lloyd's Letter of Credit Facility
On November 5, 2020, we amended and restated our Fund's at Lloyd's letter of credit facility to reduce its capacity to $275.0 million (with the right to request additional commitments under the facility in an aggregate amount not to exceed $75.0 million) and extended its term by two years. We use letters of credit under this facility to satisfy a portion of our Funds at Lloyd's requirements, and letters of credit issued under the facility will expire at the end of 2025. As of December 31, 2020 and December 31, 2019, our combined Funds at Lloyd's comprised cash and investments of $260.9 million and $639.3 million, respectively, and unsecured letters of credit of $210.0 million and $252.0 million, respectively.
$120.0 million Letter of Credit Facility
We use this facility to provide collateral support for certain reinsurance obligations of our subsidiaries. We may request additional commitments under the facility in an aggregate amount not to exceed $60.0 million, which the existing lender in its discretion or new lenders may provide, in each case subject to the terms of the agreement. As of December 31, 2020 and December 31, 2019, The aggregate amount of letters of credit issued under the facility was $115.7 million and $115.3 million, respectively.
$800.0 million Syndicated Letter of Credit Facility
On August 4, 2020, we increased the total commitments available under this facility by an aggregate amount of $40.0 million, bringing the total size of the facility to $800.0 million. We use this facility to collateralize certain reinsurance obligations. As of December 31, 2020 and December 31, 2019, the aggregate amount of letters of credit issued under the facility was $587.1 million and $608.0 million, respectively. The December 31, 2020 amount has been revised from $424.1 million that was previously disclosed in our 2020 Annual Report on Form 10-K filed on March 1, 2021. This correction has no material impact on our consolidated financial statements and is not considered material to previously issued financial statements.
$65.0 million Letter of Credit Facility
On August 4, 2020, we entered into a $65.0 million letter of credit facility agreement pursuant to which we issued a letter of credit to collateralize a portion of our reinsurance obligations relating to our novation transaction with Hannover Re, which we completed on August 6, 2020, as discussed in Note 4 - "Significant New Business". As of December 31, 2020, the aggregate amount of letters of credit issued under the facility was $61.0 million.
Subsidiary Capital Letters of Credit
We also utilize unsecured and secured letters of credit to support the regulatory capital requirements of certain of our subsidiaries.
$100.0 million Bermuda Letter of Credit Facility
On December 22, 2017, we entered into a $100.0 million subsidiary capital letter of credit facility agreement. The letter of credit issued under the agreement qualifies as eligible capital for one of our Bermuda regulated subsidiaries. As of December 31, 2020, the aggregate face amount of letters of credit under the facility was $100.0 million.
GBP £32.0 million United Kingdom Letter of Credit Facility
On December 8, 2020, we entered into a £32.0 million ($43.7 million) subsidiary capital letter of credit facility agreement. The letter of credit issued under the agreement qualifies as Ancillary Own Funds capital for one of our U.K. regulated subsidiaries. As of December 31, 2020, the aggregate face amount of letters of credit under the facility was $43.7 million.